EXHIBIT 99.1

                            Computational Materials


                                                           msm04-6ar -- 3-A

Morgan Stanley

Balance        $318,268,000.00      Delay               24                WAC(3)         4.976493350         WAM(3)         358
Coupon         4.67938              Dated               07/01/2004        NET(3)         4.719384            WALA(3)        2
Settle         07/30/2004           First Payment       08/25/2004

------------------------------------------------------------------------------------------------------------------------------------
             Price                     10 CPR                  15 CPR                 20 CPR                 25 CPR
------------------------------------------------------------------------------------------------------------------------------------
                                                 Yield                   Yield                  Yield                 Yield
------------------------------------------------------------------------------------------------------------------------------------
                     99.4140625                   4.57                    4.63                   4.69                  4.74
                     99.5390625                   4.55                    4.60                   4.65                  4.69
                     99.6640625                   4.53                    4.57                   4.61                  4.65
                     99.7890625                   4.50                    4.54                   4.58                  4.60
                     99.9140625                   4.48                    4.52                   4.54                  4.56
                    100.0390625                   4.46                    4.49                   4.50                  4.51
                    100.1640625                   4.44                    4.46                   4.47                  4.47
                    100.2890625                   4.42                    4.43                   4.43                  4.42
                    100.4140625                   4.40                    4.40                   4.40                  4.38
                    100.5390625                   4.37                    4.37                   4.36                  4.34
                    100.6640625                   4.35                    4.34                   4.32                  4.29

                            WAL                   7.69                    5.49                   4.17                  3.28
                       Mod Durn                   5.74                    4.34                   3.44                  2.80
                 Payment Window          Aug04 - Jun34           Aug04 - Jun34          Aug04 - Jun34         Aug04 - Jun34

------------------------------------------------------------------------------------------------------------------------------------
                      LIBOR_6MO                   1.93                    1.93                   1.93                  1.93
                      LIBOR_1YR                   2.39                    2.39                   2.39                  2.39
                        CMT_1YR                   2.12                    2.12                   2.12                  2.12
------------------------------------------------------------------------------------------------------------------------------------
                         Prepay                 10 CPR                  15 CPR                 20 CPR                25 CPR
------------------------------------------------------------------------------------------------------------------------------------
            Optional Redemption               Call (N)                Call (N)               Call (N)              Call (N)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
              Price                    35 CPR                  50 CPR                  60 CPR                 70 CPR
------------------------------------------------------------------------------------------------------------------------------------
                                               Yield                    Yield                  Yield                  Yield
------------------------------------------------------------------------------------------------------------------------------------
                     99.4140625                 4.82                     4.93                   5.01                   5.09
                     99.5390625                 4.76                     4.83                   4.88                   4.92
                     99.6640625                 4.69                     4.73                   4.75                   4.76
                     99.7890625                 4.63                     4.63                   4.62                   4.59
                     99.9140625                 4.57                     4.54                   4.49                   4.42
                    100.0390625                 4.50                     4.44                   4.36                   4.26
                    100.1640625                 4.44                     4.34                   4.23                   4.09
                    100.2890625                 4.38                     4.24                   4.11                   3.93
                    100.4140625                 4.31                     4.14                   3.98                   3.77
                    100.5390625                 4.25                     4.05                   3.85                   3.60
                    100.6640625                 4.19                     3.95                   3.73                   3.44

                            WAL                 2.21                     1.37                   1.04                   0.79
                       Mod Durn                 1.97                     1.27                   0.98                   0.75
                 Payment Window        Aug04 - Jun34            Aug04 - Apr34          Aug04 - Jun30          Aug04 - Nov24

------------------------------------------------------------------------------------------------------------------------------------
                      LIBOR_6MO                 1.93                     1.93                   1.93                   1.93
                      LIBOR_1YR                 2.39                     2.39                   2.39                   2.39
                        CMT_1YR                 2.12                     2.12                   2.12                   2.12
------------------------------------------------------------------------------------------------------------------------------------
                         Prepay               35 CPR                   50 CPR                 60 CPR                 70 CPR
------------------------------------------------------------------------------------------------------------------------------------
            Optional Redemption             Call (N)                 Call (N)               Call (N)               Call (N)
------------------------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                           msm04-6ar -- 2A1

Morgan Stanley

Balance        $209,646,000.00      Delay               24                WAC(3)         4.488086435         WAM(2)         359
Coupon         4.21504              Dated               07/01/2004        NET(3)         4.215043            WALA(2)        1
Settle         07/30/2004           First Payment       08/25/2004

------------------------------------------------------------------------------------------------------------------------------------
             Price                     10 CPR                  15 CPR                 20 CPR                 25 CPR
------------------------------------------------------------------------------------------------------------------------------------
                                                 Yield                   Yield                  Yield                 Yield
------------------------------------------------------------------------------------------------------------------------------------
                         99-26+                   4.29                    4.27                   4.26                   4.24
                         99-30+                   4.26                    4.24                   4.22                   4.20
                        100-02+                   4.24                    4.21                   4.19                   4.16
                        100-06+                   4.22                    4.19                   4.15                   4.11
                        100-10+                   4.20                    4.16                   4.11                   4.07
                        100-14+                   4.18                    4.13                   4.08                   4.02
                        100-18+                   4.15                    4.10                   4.04                   3.98
                        100-22+                   4.13                    4.07                   4.01                   3.94
                        100-26+                   4.11                    4.04                   3.97                   3.89
                        100-30+                   4.09                    4.02                   3.93                   3.85
                        101-02+                   4.07                    3.99                   3.90                   3.80

                            WAL                   7.46                    5.36                   4.08                   3.23
                       Mod Durn                   5.74                    4.36                   3.46                   2.82
                 Payment Window          Aug04 - Jun34           Aug04 - Jun34          Aug04 - Jun34          Aug04 - Jun34

------------------------------------------------------------------------------------------------------------------------------------
                      LIBOR_6MO                   1.93                    1.93                   1.93                   1.93
                      LIBOR_1YR                   2.39                    2.39                   2.39                   2.39
                        CMT_1YR                   2.12                    2.12                   2.12                   2.12
------------------------------------------------------------------------------------------------------------------------------------
                         Prepay                 10 CPR                  15 CPR                 20 CPR                 25 CPR
------------------------------------------------------------------------------------------------------------------------------------
            Optional Redemption               Call (N)                Call (N)               Call (N)              Call (N)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
              Price                    35 CPR                  50 CPR                  60 CPR                 70 CPR
------------------------------------------------------------------------------------------------------------------------------------
                                                 Yield                   Yield                  Yield                  Yield
------------------------------------------------------------------------------------------------------------------------------------
                         99-26+                   4.22                    4.18                   4.14                   4.11
                         99-30+                   4.15                    4.08                   4.02                   3.94
                        100-02+                   4.09                    3.98                   3.89                   3.78
                        100-06+                   4.03                    3.88                   3.76                   3.62
                        100-10+                   3.97                    3.79                   3.64                   3.45
                        100-14+                   3.90                    3.69                   3.51                   3.29
                        100-18+                   3.84                    3.59                   3.38                   3.13
                        100-22+                   3.78                    3.50                   3.26                   2.96
                        100-26+                   3.72                    3.40                   3.13                   2.80
                        100-30+                   3.65                    3.30                   3.01                   2.64
                        101-02+                   3.59                    3.21                   2.89                   2.48

                            WAL                   2.19                    1.37                   1.04                   0.79
                       Mod Durn                   1.99                    1.28                   0.98                   0.76
                 Payment Window          Aug04 - Jun34           Aug04 - Apr34          Aug04 - May30          Aug04 - Oct24

------------------------------------------------------------------------------------------------------------------------------------
                      LIBOR_6MO                   1.93                    1.93                   1.93                   1.93
                      LIBOR_1YR                   2.39                    2.39                   2.39                   2.39
                        CMT_1YR                   2.12                    2.12                   2.12                   2.12
------------------------------------------------------------------------------------------------------------------------------------
                         Prepay                 35 CPR                  50 CPR                 60 CPR                 70 CPR
------------------------------------------------------------------------------------------------------------------------------------
            Optional Redemption               Call (N)                Call (N)               Call (N)               Call (N)
------------------------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                           msm04-6ar -- 4A

Morgan Stanley

Balance        $100,052,000.00      Delay               24                WAC(4)         4.605646719         WAM(4)         358
Coupon         4.34766              Dated               07/01/2004        NET(4)         4.347661            WALA(4)        2
Settle         07/30/2004           First Payment       08/25/2004


------------------------------------------------------------------------------------------------------------------------------------
             Price                     10 CPR                  15 CPR                 20 CPR                 25 CPR
------------------------------------------------------------------------------------------------------------------------------------
                                                 Yield                   Yield                  Yield                 Yield
------------------------------------------------------------------------------------------------------------------------------------
                         99-06+                   4.47                    4.50                   4.53                   4.57
                         99-10+                   4.45                    4.47                   4.50                   4.52
                         99-14+                   4.43                    4.44                   4.46                   4.48
                         99-18+                   4.40                    4.41                   4.42                   4.43
                         99-22+                   4.38                    4.38                   4.39                   4.39
                         99-26+                   4.36                    4.35                   4.35                   4.34
                         99-30+                   4.34                    4.32                   4.31                   4.30
                        100-02+                   4.31                    4.30                   4.27                   4.25
                        100-06+                   4.29                    4.27                   4.24                   4.21
                        100-10+                   4.27                    4.24                   4.20                   4.16
                        100-14+                   4.25                    4.21                   4.16                   4.12

                            WAL                   7.33                    5.27                   4.02                   3.19
                       Mod Durn                   5.58                    4.24                   3.37                   2.75
                 Payment Window          Aug04 - Jun34           Aug04 - Jun34          Aug04 - Jun34          Aug04 - Jun34

------------------------------------------------------------------------------------------------------------------------------------
                      LIBOR_6MO                   1.93                    1.93                   1.93                   1.93
                      LIBOR_1YR                   2.39                    2.39                   2.39                   2.39
                        CMT_1YR                   2.12                    2.12                   2.12                   2.12
------------------------------------------------------------------------------------------------------------------------------------
                         Prepay                 10 CPR                  15 CPR                 20 CPR                 25 CPR
------------------------------------------------------------------------------------------------------------------------------------
            Optional Redemption               Call (N)                Call (N)               Call (N)               Call (N)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
              Price                    35 CPR                  50 CPR                  60 CPR                 70 CPR
------------------------------------------------------------------------------------------------------------------------------------
                                                 Yield                   Yield                  Yield                  Yield
------------------------------------------------------------------------------------------------------------------------------------
                         99-06+                   4.65                    4.79                   4.92                   5.07
                         99-10+                   4.58                    4.69                   4.78                   4.90
                         99-14+                   4.52                    4.59                   4.65                   4.73
                         99-18+                   4.45                    4.49                   4.52                   4.56
                         99-22+                   4.39                    4.39                   4.39                   4.40
                         99-26+                   4.33                    4.29                   4.27                   4.23
                         99-30+                   4.26                    4.19                   4.14                   4.06
                        100-02+                   4.20                    4.10                   4.01                   3.90
                        100-06+                   4.13                    4.00                   3.88                   3.73
                        100-10+                   4.07                    3.90                   3.75                   3.57
                        100-14+                   4.01                    3.80                   3.63                   3.40

                            WAL                   2.16                    1.36                   1.03                   0.79
                       Mod Durn                   1.94                    1.26                   0.97                   0.75
                 Payment Window          Aug04 - Jun34           Aug04 - Mar34          Aug04 - Apr30          Aug04 - Sep24

------------------------------------------------------------------------------------------------------------------------------------
                      LIBOR_6MO                   1.93                    1.93                   1.93                   1.93
                      LIBOR_1YR                   2.39                    2.39                   2.39                   2.39
                        CMT_1YR                   2.12                    2.12                   2.12                   2.12
------------------------------------------------------------------------------------------------------------------------------------
                         Prepay                 35 CPR                  50 CPR                 60 CPR                 70 CPR
------------------------------------------------------------------------------------------------------------------------------------
            Optional Redemption               Call (N)                Call (N)               Call (N)               Call (N)
------------------------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                           msm04-6ar -- 3-A

Morgan Stanley

Balance        $318,268,000.00      Delay               24                WAC(3)         4.976493350         WAM(3)         358
Coupon         4.67938              Dated               07/01/2004        NET(3)         4.719384            WALA(3)        2
Settle         07/30/2004           First Payment       08/25/2004

------------------------------------------------------------------------------------------------------------------------------------
             Price                     10 CPR                  15 CPR                 20 CPR                 25 CPR
------------------------------------------------------------------------------------------------------------------------------------
                                                 Yield                   Yield                  Yield                  Yield
------------------------------------------------------------------------------------------------------------------------------------
                          99-16                   4.55                    4.61                   4.66                   4.71
                          99-20                   4.53                    4.58                   4.62                   4.66
                          99-24                   4.51                    4.55                   4.59                   4.62
                          99-28                   4.49                    4.52                   4.55                   4.57
                         100-00                   4.47                    4.50                   4.52                   4.53
                         100-04                   4.45                    4.47                   4.48                   4.48
                         100-08                   4.42                    4.44                   4.44                   4.44
                         100-12                   4.40                    4.41                   4.41                   4.39
                         100-16                   4.38                    4.38                   4.37                   4.35
                         100-20                   4.36                    4.35                   4.34                   4.31
                         100-24                   4.34                    4.33                   4.30                   4.26

                            WAL                   7.69                    5.49                   4.17                   3.28
                       Mod Durn                   5.74                    4.35                   3.44                   2.80
                 Payment Window          Aug04 - Jun34           Aug04 - Jun34          Aug04 - Jun34          Aug04 - Jun34

------------------------------------------------------------------------------------------------------------------------------------
                      LIBOR_6MO                   1.93                    1.93                   1.93                   1.93
                      LIBOR_1YR                   2.39                    2.39                   2.39                   2.39
                        CMT_1YR                   2.12                    2.12                   2.12                   2.12
------------------------------------------------------------------------------------------------------------------------------------
                         Prepay                 10 CPR                  15 CPR                 20 CPR                 25 CPR
------------------------------------------------------------------------------------------------------------------------------------
            Optional Redemption               Call (N)                Call (N)               Call (N)               Call (N)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
              Price                    35 CPR                  50 CPR                  60 CPR                 70 CPR
------------------------------------------------------------------------------------------------------------------------------------
                                                 Yield                   Yield                  Yield                  Yield
------------------------------------------------------------------------------------------------------------------------------------
                          99-16                   4.78                    4.86                   4.92                   4.98
                          99-20                   4.71                    4.76                   4.79                   4.81
                          99-24                   4.65                    4.67                   4.66                   4.64
                          99-28                   4.59                    4.57                   4.53                   4.48
                         100-00                   4.52                    4.47                   4.40                   4.31
                         100-04                   4.46                    4.37                   4.27                   4.15
                         100-08                   4.40                    4.27                   4.15                   3.98
                         100-12                   4.33                    4.18                   4.02                   3.82
                         100-16                   4.27                    4.08                   3.89                   3.65
                         100-20                   4.21                    3.98                   3.77                   3.49
                         100-24                   4.15                    3.88                   3.64                   3.33

                            WAL                   2.21                    1.37                   1.04                   0.79
                       Mod Durn                   1.97                    1.27                   0.98                   0.76
                 Payment Window          Aug04 - Jun34           Aug04 - Apr34          Aug04 - Jun30          Aug04 - Nov24

------------------------------------------------------------------------------------------------------------------------------------
                      LIBOR_6MO                   1.93                    1.93                   1.93                   1.93
                      LIBOR_1YR                   2.39                    2.39                   2.39                   2.39
                        CMT_1YR                   2.12                    2.12                   2.12                   2.12
------------------------------------------------------------------------------------------------------------------------------------
                         Prepay                 35 CPR                  50 CPR                 60 CPR                 70 CPR
------------------------------------------------------------------------------------------------------------------------------------
            Optional Redemption               Call (N)                Call (N)               Call (N)               Call (N)
------------------------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                           msm04-6ar -- 2A2

Morgan Stanley

Balance        $200,000,000.00      Delay               24                WAC(2)         4.488086435         WAM(2)         359
Coupon         4.21504              Dated               07/01/2004        NET(2)         4.215043            WALA(2)        1
Settle         07/30/2004           First Payment       08/25/2004

------------------------------------------------------------------------------------------------------------------------------------
             Price                     10 CPR                  15 CPR                 20 CPR                 25 CPR
------------------------------------------------------------------------------------------------------------------------------------
                                                 Yield                   Yield                  Yield                  Yield
------------------------------------------------------------------------------------------------------------------------------------
                         99-27+                   4.28                    4.26                   4.25                   4.23
                         99-31+                   4.26                    4.24                   4.21                   4.19
                        100-03+                   4.24                    4.21                   4.18                   4.14
                        100-07+                   4.21                    4.18                   4.14                   4.10
                        100-11+                   4.19                    4.15                   4.10                   4.06
                        100-15+                   4.17                    4.12                   4.07                   4.01
                        100-19+                   4.15                    4.09                   4.03                   3.97
                        100-23+                   4.13                    4.06                   4.00                   3.92
                        100-27+                   4.11                    4.04                   3.96                   3.88
                        100-31+                   4.09                    4.01                   3.93                   3.84
                        101-03+                   4.06                    3.98                   3.89                   3.79

                            WAL                   7.46                    5.36                   4.08                   3.23
                       Mod Durn                   5.74                    4.36                   3.46                   2.82
                 Payment Window          Aug04 - Jun34           Aug04 - Jun34          Aug04 - Jun34          Aug04 - Jun34

------------------------------------------------------------------------------------------------------------------------------------
                      LIBOR_6MO                   1.93                    1.93                   1.93                   1.93
                      LIBOR_1YR                   2.39                    2.39                   2.39                   2.39
                        CMT_1YR                   2.12                    2.12                   2.12                   2.12
------------------------------------------------------------------------------------------------------------------------------------
                         Prepay                 10 CPR                  15 CPR                 20 CPR                25 CPR
------------------------------------------------------------------------------------------------------------------------------------
            Optional Redemption               Call (N)                Call (N)               Call (N)              Call (N)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
              Price                    35 CPR                  50 CPR                  60 CPR                 70 CPR
------------------------------------------------------------------------------------------------------------------------------------
                                                 Yield                   Yield                  Yield                  Yield
------------------------------------------------------------------------------------------------------------------------------------
                         99-27+                   4.20                    4.15                   4.11                   4.07
                         99-31+                   4.14                    4.05                   3.99                   3.90
                        100-03+                   4.08                    3.96                   3.86                   3.74
                        100-07+                   4.01                    3.86                   3.73                   3.57
                        100-11+                   3.95                    3.76                   3.60                   3.41
                        100-15+                   3.89                    3.66                   3.48                   3.25
                        100-19+                   3.82                    3.57                   3.35                   3.09
                        100-23+                   3.76                    3.47                   3.23                   2.92
                        100-27+                   3.70                    3.38                   3.10                   2.76
                        100-31+                   3.64                    3.28                   2.98                   2.60
                        101-03+                   3.58                    3.18                   2.85                   2.44

                            WAL                   2.19                    1.37                   1.04                   0.79
                       Mod Durn                   1.99                    1.28                   0.99                   0.76
                 Payment Window          Aug04 - Jun34           Aug04 - Apr34          Aug04 - May30          Aug04 - Oct24

------------------------------------------------------------------------------------------------------------------------------------
                      LIBOR_6MO                   1.93                    1.93                   1.93                   1.93
                      LIBOR_1YR                   2.39                    2.39                   2.39                   2.39
                        CMT_1YR                   2.12                    2.12                   2.12                   2.12
------------------------------------------------------------------------------------------------------------------------------------
                         Prepay                 35 CPR                  50 CPR                 60 CPR                 70 CPR
------------------------------------------------------------------------------------------------------------------------------------
            Optional Redemption               Call (N)                Call (N)               Call (N)               Call (N)
------------------------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                           msm04-6ar -- 2A1

Morgan Stanley

Balance        $209,646,000.00      Delay               24                WAC(2)         4.488086435         WAM(2)         359
Coupon         4.21504              Dated               07/01/2004        NET(2)         4.215043            WALA(2)        1
Settle         07/30/2004           First Payment       08/25/2004

------------------------------------------------------------------------------------------------------------------------------------
             Price                     10 CPR                  15 CPR                 20 CPR                 25 CPR
------------------------------------------------------------------------------------------------------------------------------------
                                                 Yield                   Yield                  Yield                  Yield
------------------------------------------------------------------------------------------------------------------------------------
                          99-23                   4.30                    4.30                   4.29                   4.28
                          99-27                   4.28                    4.27                   4.25                   4.24
                          99-31                   4.26                    4.24                   4.22                   4.19
                         100-03                   4.24                    4.21                   4.18                   4.15
                         100-07                   4.22                    4.18                   4.15                   4.11
                         100-11                   4.20                    4.15                   4.11                   4.06
                         100-15                   4.17                    4.12                   4.07                   4.02
                         100-19                   4.15                    4.10                   4.04                   3.97
                         100-23                   4.13                    4.07                   4.00                   3.93
                         100-27                   4.11                    4.04                   3.97                   3.89
                         100-31                   4.09                    4.01                   3.93                   3.84

                            WAL                   7.46                    5.36                   4.08                   3.23
                       Mod Durn                   5.73                    4.35                   3.45                   2.81
                 Payment Window          Aug04 - Jun34           Aug04 - Jun34          Aug04 - Jun34          Aug04 - Jun34

------------------------------------------------------------------------------------------------------------------------------------
                      LIBOR_6MO                   1.93                    1.93                   1.93                   1.93
                      LIBOR_1YR                   2.39                    2.39                   2.39                   2.39
                        CMT_1YR                   2.12                    2.12                   2.12                   2.12
------------------------------------------------------------------------------------------------------------------------------------
                         Prepay                 10 CPR                  15 CPR                 20 CPR                 25 CPR
------------------------------------------------------------------------------------------------------------------------------------
            Optional Redemption               Call (N)                Call (N)               Call (N)               Call (N)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
              Price                    35 CPR                  50 CPR                  60 CPR                 70 CPR
------------------------------------------------------------------------------------------------------------------------------------
                                                 Yield                   Yield                  Yield                  Yield
------------------------------------------------------------------------------------------------------------------------------------
                          99-23                   4.27                    4.26                   4.26                   4.25
                          99-27                   4.21                    4.16                   4.13                   4.09
                          99-31                   4.15                    4.07                   4.00                   3.92
                         100-03                   4.08                    3.97                   3.87                   3.76
                         100-07                   4.02                    3.87                   3.75                   3.60
                         100-11                   3.96                    3.77                   3.62                   3.43
                         100-15                   3.90                    3.68                   3.49                   3.27
                         100-19                   3.83                    3.58                   3.37                   3.11
                         100-23                   3.77                    3.48                   3.24                   2.94
                         100-27                   3.71                    3.39                   3.12                   2.78
                         100-31                   3.65                    3.29                   2.99                   2.62

                            WAL                   2.19                    1.37                   1.04                   0.79
                       Mod Durn                   1.98                    1.28                   0.98                   0.76
                 Payment Window          Aug04 - Jun34           Aug04 - Apr34          Aug04 - May30          Aug04 - Oct24

------------------------------------------------------------------------------------------------------------------------------------
                      LIBOR_6MO                   1.93                    1.93                   1.93                   1.93
                      LIBOR_1YR                   2.39                    2.39                   2.39                   2.39
                        CMT_1YR                   2.12                    2.12                   2.12                   2.12
------------------------------------------------------------------------------------------------------------------------------------
                         Prepay                 35 CPR                  50 CPR                 60 CPR                 70 CPR
------------------------------------------------------------------------------------------------------------------------------------
            Optional Redemption               Call (N)                Call (N)               Call (N)               Call (N)
------------------------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                           msm04-6ar -- 5A

Morgan Stanley

Balance        $105,417,000.00      Delay               24                WAC(5)         5.166546724         WAM(5)         358
Coupon         4.73991              Dated               07/01/2004        NET(5)         4.739908            WALA(5)        2
Settle         07/30/2004           First Payment       08/25/2004

------------------------------------------------------------------------------------------------------------------------------------
             Price                     10 CPR                  15 CPR                 20 CPR                 25 CPR
------------------------------------------------------------------------------------------------------------------------------------
                                                 Yield                   Yield                  Yield                  Yield
------------------------------------------------------------------------------------------------------------------------------------
                          98-28                   4.76                    4.86                   4.95                   5.03
                          99-00                   4.74                    4.83                   4.91                   4.99
                          99-04                   4.72                    4.80                   4.87                   4.94
                          99-08                   4.70                    4.77                   4.84                   4.89
                          99-12                   4.67                    4.74                   4.80                   4.85
                          99-16                   4.65                    4.71                   4.76                   4.80
                          99-20                   4.63                    4.68                   4.73                   4.76
                          99-24                   4.61                    4.65                   4.69                   4.71
                          99-28                   4.58                    4.62                   4.65                   4.67
                         100-00                   4.56                    4.60                   4.62                   4.62
                         100-04                   4.54                    4.57                   4.58                   4.58

                            WAL                   7.63                    5.46                   4.14                   3.26
                       Mod Durn                   5.63                    4.27                   3.38                   2.76
                 Payment Window          Aug04 - Jun34           Aug04 - Jun34          Aug04 - Jun34          Aug04 - Jun34

------------------------------------------------------------------------------------------------------------------------------------
                      LIBOR_6MO                   1.93                    1.93                   1.93                   1.93
                      LIBOR_1YR                   2.39                    2.39                   2.39                   2.39
                        CMT_1YR                   2.12                    2.12                   2.12                   2.12
------------------------------------------------------------------------------------------------------------------------------------
                         Prepay                 10 CPR                  15 CPR                 20 CPR                 25 CPR
------------------------------------------------------------------------------------------------------------------------------------
            Optional Redemption               Call (N)                Call (N)               Call (N)               Call (N)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
              Price                    35 CPR                  50 CPR                  60 CPR                 70 CPR
------------------------------------------------------------------------------------------------------------------------------------
                                                 Yield                   Yield                  Yield                  Yield
------------------------------------------------------------------------------------------------------------------------------------
                          98-28                   5.19                    5.43                   5.63                   5.88
                          99-00                   5.12                    5.33                   5.50                   5.71
                          99-04                   5.06                    5.23                   5.37                   5.54
                          99-08                   4.99                    5.13                   5.24                   5.37
                          99-12                   4.93                    5.03                   5.11                   5.20
                          99-16                   4.86                    4.93                   4.98                   5.03
                          99-20                   4.80                    4.83                   4.85                   4.87
                          99-24                   4.73                    4.73                   4.72                   4.70
                          99-28                   4.67                    4.63                   4.59                   4.53
                         100-00                   4.61                    4.53                   4.46                   4.37
                         100-04                   4.54                    4.44                   4.33                   4.20

                            WAL                   2.20                    1.37                   1.04                   0.79
                       Mod Durn                   1.94                    1.25                   0.96                   0.75
                 Payment Window          Aug04 - Jun34           Aug04 - Apr34          Aug04 - Apr30          Aug04 - Sep24

------------------------------------------------------------------------------------------------------------------------------------
                      LIBOR_6MO                   1.93                    1.93                   1.93                   1.93
                      LIBOR_1YR                   2.39                    2.39                   2.39                   2.39
                        CMT_1YR                   2.12                    2.12                   2.12                   2.12
------------------------------------------------------------------------------------------------------------------------------------
                         Prepay                 35 CPR                  50 CPR                 60 CPR                 70 CPR
------------------------------------------------------------------------------------------------------------------------------------
            Optional Redemption               Call (N)                Call (N)               Call (N)               Call (N)
------------------------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                           msm04-6ar -- 2A1

Morgan Stanley

Balance        $209,646,000.00      Delay               24                WAC(2)         4.488086435         WAM(2)         359
Coupon         4.21504              Dated               07/01/2004        NET(2)         4.215043            WALA(2)        1
Settle         07/30/2004           First Payment       08/25/2004

------------------------------------------------------------------------------------------------------------------------------------
             Price                     10 CPR                  15 CPR                 20 CPR                 25 CPR
------------------------------------------------------------------------------------------------------------------------------------
                                                 Yield                   Yield                  Yield                  Yield
------------------------------------------------------------------------------------------------------------------------------------
                         99-25+                   4.29                    4.28                   4.27                   4.26
                         99-29+                   4.27                    4.25                   4.23                   4.21
                        100-01+                   4.25                    4.22                   4.19                   4.17
                        100-05+                   4.23                    4.19                   4.16                   4.12
                        100-09+                   4.20                    4.16                   4.12                   4.08
                        100-13+                   4.18                    4.14                   4.09                   4.03
                        100-17+                   4.16                    4.11                   4.05                   3.99
                        100-21+                   4.14                    4.08                   4.01                   3.95
                        100-25+                   4.12                    4.05                   3.98                   3.90
                        100-29+                   4.10                    4.02                   3.94                   3.86
                        101-01+                   4.07                    3.99                   3.91                   3.82

                            WAL                   7.46                    5.36                   4.08                   3.23
                       Mod Durn                   5.74                    4.36                   3.46                   2.82
                 Payment Window          Aug04 - Jun34           Aug04 - Jun34          Aug04 - Jun34          Aug04 - Jun34

------------------------------------------------------------------------------------------------------------------------------------
                      LIBOR_6MO                   1.93                    1.93                   1.93                   1.93
                      LIBOR_1YR                   2.39                    2.39                   2.39                   2.39
                        CMT_1YR                   2.12                    2.12                   2.12                   2.12
------------------------------------------------------------------------------------------------------------------------------------
                         Prepay                 10 CPR                  15 CPR                 20 CPR                25 CPR
------------------------------------------------------------------------------------------------------------------------------------
            Optional Redemption               Call (N)                Call (N)               Call (N)              Call (N)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
              Price                    35 CPR                  50 CPR                  60 CPR                 70 CPR
------------------------------------------------------------------------------------------------------------------------------------
                                                 Yield                   Yield                  Yield                  Yield
------------------------------------------------------------------------------------------------------------------------------------
                         99-25+                   4.23                    4.20                   4.18                   4.15
                         99-29+                   4.17                    4.10                   4.05                   3.99
                        100-01+                   4.11                    4.00                   3.92                   3.82
                        100-05+                   4.04                    3.91                   3.79                   3.66
                        100-09+                   3.98                    3.81                   3.67                   3.49
                        100-13+                   3.92                    3.71                   3.54                   3.33
                        100-17+                   3.86                    3.62                   3.42                   3.17
                        100-21+                   3.79                    3.52                   3.29                   3.01
                        100-25+                   3.73                    3.42                   3.17                   2.84
                        100-29+                   3.67                    3.33                   3.04                   2.68
                        101-01+                   3.61                    3.23                   2.92                   2.52

                            WAL                   2.19                    1.37                   1.04                   0.79
                       Mod Durn                   1.98                    1.28                   0.98                   0.76
                 Payment Window          Aug04 - Jun34           Aug04 - Apr34          Aug04 - May30          Aug04 - Oct24

------------------------------------------------------------------------------------------------------------------------------------
                      LIBOR_6MO                   1.93                    1.93                   1.93                   1.93
                      LIBOR_1YR                   2.39                    2.39                   2.39                   2.39
                        CMT_1YR                   2.12                    2.12                   2.12                   2.12
------------------------------------------------------------------------------------------------------------------------------------
                         Prepay                 35 CPR                  50 CPR                 60 CPR                 70 CPR
------------------------------------------------------------------------------------------------------------------------------------
            Optional Redemption               Call (N)                Call (N)               Call (N)               Call (N)
------------------------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                           msm04-6ar -- 5A

Morgan Stanley

Balance        $105,417,000.00      Delay               24                WAC(5)         5.166546724         WAM(5)         358
Coupon         4.73991              Dated               07/01/2004        NET(5)         4.739908            WALA(5)        2
Settle         07/30/2004           First Payment       08/25/2004

------------------------------------------------------------------------------------------------------------------------------------
             Price                     10 CPR                  15 CPR                 20 CPR                 25 CPR
------------------------------------------------------------------------------------------------------------------------------------
                                                 Yield                   Yield                  Yield                  Yield
------------------------------------------------------------------------------------------------------------------------------------
                     98.6171875                   4.81                    4.92                   5.03                   5.13
                     98.7421875                   4.79                    4.89                   4.99                   5.08
                     98.8671875                   4.76                    4.86                   4.95                   5.03
                     98.9921875                   4.74                    4.83                   4.91                   4.99
                     99.1171875                   4.72                    4.80                   4.88                   4.94
                     99.2421875                   4.70                    4.77                   4.84                   4.90
                     99.3671875                   4.67                    4.74                   4.80                   4.85
                     99.4921875                   4.65                    4.71                   4.76                   4.81
                     99.6171875                   4.63                    4.69                   4.73                   4.76
                     99.7421875                   4.61                    4.66                   4.69                   4.71
                     99.8671875                   4.59                    4.63                   4.65                   4.67

                            WAL                   7.63                    5.46                   4.14                   3.26
                       Mod Durn                   5.62                    4.26                   3.37                   2.75
                 Payment Window          Aug04 - Jun34           Aug04 - Jun34          Aug04 - Jun34          Aug04 - Jun34

------------------------------------------------------------------------------------------------------------------------------------
                      LIBOR_6MO                   1.93                    1.93                   1.93                   1.93
                      LIBOR_1YR                   2.39                    2.39                   2.39                   2.39
                        CMT_1YR                   2.12                    2.12                   2.12                   2.12
------------------------------------------------------------------------------------------------------------------------------------
                         Prepay                 10 CPR                  15 CPR                 20 CPR                 25 CPR
------------------------------------------------------------------------------------------------------------------------------------
            Optional Redemption               Call (N)                Call (N)               Call (N)               Call (N)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
              Price                    35 CPR                  50 CPR                  60 CPR                 70 CPR
------------------------------------------------------------------------------------------------------------------------------------
                                                 Yield                   Yield                  Yield                  Yield
------------------------------------------------------------------------------------------------------------------------------------
                     98.6171875                   5.32                    5.64                   5.90                   6.23
                     98.7421875                   5.26                    5.54                   5.77                   6.06
                     98.8671875                   5.19                    5.44                   5.64                   5.89
                     98.9921875                   5.13                    5.34                   5.51                   5.72
                     99.1171875                   5.06                    5.24                   5.38                   5.55
                     99.2421875                   5.00                    5.14                   5.25                   5.38
                     99.3671875                   4.93                    5.04                   5.12                   5.21
                     99.4921875                   4.87                    4.94                   4.99                   5.04
                     99.6171875                   4.80                    4.84                   4.86                   4.88
                     99.7421875                   4.74                    4.74                   4.73                   4.71
                     99.8671875                   4.67                    4.64                   4.60                   4.54

                            WAL                   2.20                    1.37                   1.04                   0.79
                       Mod Durn                   1.94                    1.25                   0.96                   0.74
                 Payment Window          Aug04 - Jun34           Aug04 - Apr34          Aug04 - Apr30          Aug04 - Sep24

------------------------------------------------------------------------------------------------------------------------------------
                      LIBOR_6MO                   1.93                    1.93                   1.93                   1.93
                      LIBOR_1YR                   2.39                    2.39                   2.39                   2.39
                        CMT_1YR                   2.12                    2.12                   2.12                   2.12
------------------------------------------------------------------------------------------------------------------------------------
                         Prepay                 35 CPR                  50 CPR                 60 CPR                 70 CPR
------------------------------------------------------------------------------------------------------------------------------------
            Optional Redemption               Call (N)                Call (N)               Call (N)               Call (N)
------------------------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                           msm04-6ar -- 3-A

Morgan Stanley

Balance        $318,268,000.00      Delay               24                WAC(3)         4.976493350         WAM(3)         358
Coupon         4.67938              Dated               07/01/2004        NET(3)         4.719384            WALA(3)        2
Settle         07/30/2004           First Payment       08/25/2004

------------------------------------------------------------------------------------------------------------------------------------
             Price                     10 CPR                  15 CPR                 20 CPR                 25 CPR
------------------------------------------------------------------------------------------------------------------------------------
                                                 Yield                   Yield                  Yield                  Yield
------------------------------------------------------------------------------------------------------------------------------------
                          99-18                   4.54                    4.60                   4.64                   4.68
                          99-22                   4.52                    4.57                   4.61                   4.64
                          99-26                   4.50                    4.54                   4.57                   4.59
                          99-30                   4.48                    4.51                   4.53                   4.55
                         100-02                   4.46                    4.48                   4.50                   4.50
                         100-06                   4.43                    4.45                   4.46                   4.46
                         100-10                   4.41                    4.42                   4.43                   4.42
                         100-14                   4.39                    4.40                   4.39                   4.37
                         100-18                   4.37                    4.37                   4.35                   4.33
                         100-22                   4.35                    4.34                   4.32                   4.28
                         100-26                   4.33                    4.31                   4.28                   4.24

                            WAL                   7.69                    5.49                   4.17                   3.28
                       Mod Durn                   5.75                    4.35                   3.44                   2.80
                 Payment Window          Aug04 - Jun34           Aug04 - Jun34          Aug04 - Jun34          Aug04 - Jun34

------------------------------------------------------------------------------------------------------------------------------------
                      LIBOR_6MO                   1.93                    1.93                   1.93                   1.93
                      LIBOR_1YR                   2.39                    2.39                   2.39                   2.39
                        CMT_1YR                   2.12                    2.12                   2.12                   2.12
------------------------------------------------------------------------------------------------------------------------------------
                         Prepay                 10 CPR                  15 CPR                 20 CPR                 25 CPR
------------------------------------------------------------------------------------------------------------------------------------
            Optional Redemption               Call (N)                Call (N)               Call (N)               Call (N)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
              Price                    35 CPR                  50 CPR                  60 CPR                 70 CPR
------------------------------------------------------------------------------------------------------------------------------------
                                                 Yield                   Yield                  Yield                  Yield
------------------------------------------------------------------------------------------------------------------------------------
                          99-18                   4.75                    4.81                   4.85                   4.89
                          99-22                   4.68                    4.71                   4.72                   4.73
                          99-26                   4.62                    4.62                   4.59                   4.56
                          99-30                   4.56                    4.52                   4.47                   4.39
                         100-02                   4.49                    4.42                   4.34                   4.23
                         100-06                   4.43                    4.32                   4.21                   4.06
                         100-10                   4.37                    4.22                   4.08                   3.90
                         100-14                   4.30                    4.13                   3.96                   3.74
                         100-18                   4.24                    4.03                   3.83                   3.57
                         100-22                   4.18                    3.93                   3.70                   3.41
                         100-26                   4.12                    3.84                   3.58                   3.25

                            WAL                   2.21                    1.37                   1.04                   0.79
                       Mod Durn                   1.97                    1.27                   0.98                   0.76
                 Payment Window          Aug04 - Jun34           Aug04 - Apr34          Aug04 - Jun30          Aug04 - Oct24

------------------------------------------------------------------------------------------------------------------------------------
                      LIBOR_6MO                   1.93                    1.93                   1.93                   1.93
                      LIBOR_1YR                   2.39                    2.39                   2.39                   2.39
                        CMT_1YR                   2.12                    2.12                   2.12                   2.12
------------------------------------------------------------------------------------------------------------------------------------
                         Prepay                 35 CPR                  50 CPR                 60 CPR                 70 CPR
------------------------------------------------------------------------------------------------------------------------------------
            Optional Redemption               Call (N)                Call (N)               Call (N)               Call (N)
------------------------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                           msm04-6ar -- 3-A

Morgan Stanley

Balance        $318,268,000.00      Delay               24                WAC(3)         4.976493350         WAM(3)         358
Coupon         4.67938              Dated               07/01/2004        NET(3)         4.719384            WALA(3)        2
Settle         07/30/2004           First Payment       08/25/2004

------------------------------------------------------------------------------------------------------------------------------------
             Price                     10 CPR                  15 CPR                 20 CPR                 25 CPR
------------------------------------------------------------------------------------------------------------------------------------
                                                 Yield                   Yield                  Yield                  Yield
------------------------------------------------------------------------------------------------------------------------------------
                          99-17                   4.55                    4.60                   4.65                   4.69
                          99-21                   4.53                    4.58                   4.62                   4.65
                          99-25                   4.51                    4.55                   4.58                   4.60
                          99-29                   4.48                    4.52                   4.54                   4.56
                         100-01                   4.46                    4.49                   4.51                   4.52
                         100-05                   4.44                    4.46                   4.47                   4.47
                         100-09                   4.42                    4.43                   4.43                   4.43
                         100-13                   4.40                    4.40                   4.40                   4.38
                         100-17                   4.38                    4.37                   4.36                   4.34
                         100-21                   4.35                    4.35                   4.33                   4.29
                         100-25                   4.33                    4.32                   4.29                   4.25

                            WAL                   7.69                    5.49                   4.17                   3.28
                       Mod Durn                   5.75                    4.35                   3.44                   2.80
                 Payment Window          Aug04 - Jun34           Aug04 - Jun34          Aug04 - Jun34          Aug04 - Jun34

------------------------------------------------------------------------------------------------------------------------------------
                      LIBOR_6MO                   1.93                    1.93                   1.93                   1.93
                      LIBOR_1YR                   2.39                    2.39                   2.39                   2.39
                        CMT_1YR                   2.12                    2.12                   2.12                   2.12
------------------------------------------------------------------------------------------------------------------------------------
                         Prepay                 10 CPR                  15 CPR                 20 CPR                 25 CPR
------------------------------------------------------------------------------------------------------------------------------------
            Optional Redemption               Call (N)                Call (N)               Call (N)               Call (N)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
              Price                    35 CPR                  50 CPR                  60 CPR                 70 CPR
------------------------------------------------------------------------------------------------------------------------------------
                                                 Yield                   Yield                  Yield                  Yield
------------------------------------------------------------------------------------------------------------------------------------
                          99-17                   4.76                    4.84                   4.88                   4.93
                          99-21                   4.70                    4.74                   4.75                   4.77
                          99-25                   4.63                    4.64                   4.63                   4.60
                          99-29                   4.57                    4.54                   4.50                   4.43
                         100-01                   4.51                    4.44                   4.37                   4.27
                         100-05                   4.44                    4.35                   4.24                   4.10
                         100-09                   4.38                    4.25                   4.12                   3.94
                         100-13                   4.32                    4.15                   3.99                   3.78
                         100-17                   4.26                    4.05                   3.86                   3.61
                         100-21                   4.19                    3.96                   3.74                   3.45
                         100-25                   4.13                    3.86                   3.61                   3.29

                            WAL                   2.21                    1.37                   1.04                   0.79
                       Mod Durn                   1.97                    1.27                   0.98                   0.76
                 Payment Window          Aug04 - Jun34           Aug04 - Apr34          Aug04 - Jun30          Aug04 - Nov24

------------------------------------------------------------------------------------------------------------------------------------
                      LIBOR_6MO                   1.93                    1.93                   1.93                   1.93
                      LIBOR_1YR                   2.39                    2.39                   2.39                   2.39
                        CMT_1YR                   2.12                    2.12                   2.12                   2.12
------------------------------------------------------------------------------------------------------------------------------------
                         Prepay                 35 CPR                  50 CPR                 60 CPR                 70 CPR
------------------------------------------------------------------------------------------------------------------------------------
            Optional Redemption               Call (N)                Call (N)               Call (N)               Call (N)
------------------------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                           msm04-6ar -- 3-A

Morgan Stanley

Balance        $318,268,000.00      Delay               24                WAC(3)         4.976493350         WAM(3)         358
Coupon         4.67938              Dated               07/01/2004        NET(3)         4.719384            WALA(3)        2
Settle         07/30/2004           First Payment       08/25/2004

------------------------------------------------------------------------------------------------------------------------------------
             Price                     10 CPR                  15 CPR                 20 CPR                 25 CPR
------------------------------------------------------------------------------------------------------------------------------------
                                                 Yield                   Yield                  Yield                  Yield
------------------------------------------------------------------------------------------------------------------------------------
                     99.4882813                   4.56                    4.61                   4.66                   4.71
                     99.6132813                   4.53                    4.58                   4.63                   4.66
                     99.7382813                   4.51                    4.56                   4.59                   4.62
                     99.8632813                   4.49                    4.53                   4.56                   4.58
                     99.9882813                   4.47                    4.50                   4.52                   4.53
                    100.1132813                   4.45                    4.47                   4.48                   4.49
                    100.2382813                   4.43                    4.44                   4.45                   4.44
                    100.3632813                   4.40                    4.41                   4.41                   4.40
                    100.4882813                   4.38                    4.38                   4.37                   4.35
                    100.6132813                   4.36                    4.36                   4.34                   4.31
                    100.7382813                   4.34                    4.33                   4.30                   4.27

                            WAL                   7.69                    5.49                   4.17                   3.28
                       Mod Durn                   5.74                    4.35                   3.44                   2.80
                 Payment Window          Aug04 - Jun34           Aug04 - Jun34          Aug04 - Jun34          Aug04 - Jun34

------------------------------------------------------------------------------------------------------------------------------------
                      LIBOR_6MO                   1.93                    1.93                   1.93                   1.93
                      LIBOR_1YR                   2.39                    2.39                   2.39                   2.39
                        CMT_1YR                   2.12                    2.12                   2.12                   2.12
------------------------------------------------------------------------------------------------------------------------------------
                         Prepay                 10 CPR                  15 CPR                 20 CPR                 25 CPR
------------------------------------------------------------------------------------------------------------------------------------
            Optional Redemption               Call (N)                Call (N)               Call (N)               Call (N)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
              Price                    35 CPR                  50 CPR                  60 CPR                 70 CPR
------------------------------------------------------------------------------------------------------------------------------------
                                                 Yield                   Yield                  Yield                  Yield
------------------------------------------------------------------------------------------------------------------------------------
                     99.4882813                   4.78                    4.87                   4.93                   4.99
                     99.6132813                   4.72                    4.77                   4.80                   4.82
                     99.7382813                   4.66                    4.67                   4.67                   4.66
                     99.8632813                   4.59                    4.58                   4.54                   4.49
                     99.9882813                   4.53                    4.48                   4.41                   4.33
                    100.1132813                   4.47                    4.38                   4.29                   4.16
                    100.2382813                   4.40                    4.28                   4.16                   4.00
                    100.3632813                   4.34                    4.18                   4.03                   3.83
                    100.4882813                   4.28                    4.09                   3.91                   3.67
                    100.6132813                   4.22                    3.99                   3.78                   3.51
                    100.7382813                   4.15                    3.89                   3.65                   3.34

                            WAL                   2.21                    1.37                   1.04                   0.79
                       Mod Durn                   1.97                    1.27                   0.98                   0.76
                 Payment Window          Aug04 - Jun34           Aug04 - Apr34          Aug04 - Jun30          Aug04 - Nov24

------------------------------------------------------------------------------------------------------------------------------------
                      LIBOR_6MO                   1.93                    1.93                   1.93                   1.93
                      LIBOR_1YR                   2.39                    2.39                   2.39                   2.39
                        CMT_1YR                   2.12                    2.12                   2.12                   2.12
------------------------------------------------------------------------------------------------------------------------------------
                         Prepay                 35 CPR                  50 CPR                 60 CPR                 70 CPR
------------------------------------------------------------------------------------------------------------------------------------
            Optional Redemption               Call (N)                Call (N)               Call (N)               Call (N)
------------------------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                           msm04-6ar -- 3-A

Morgan Stanley

Balance        $318,268,000.00      Delay               24                WAC(3)         4.976493350         WAM(3)         358
Coupon         4.67938              Dated               07/01/2004        NET(3)         4.719384            WALA(3)        2
Settle         07/30/2004           First Payment       08/25/2004

------------------------------------------------------------------------------------------------------------------------------------
             Price                     10 CPR                  15 CPR                 20 CPR                 25 CPR
------------------------------------------------------------------------------------------------------------------------------------
                                                 Yield                   Yield                  Yield                  Yield
------------------------------------------------------------------------------------------------------------------------------------
                         99-28+                   4.49                    4.52                   4.55                   4.57
                        100-00+                   4.46                    4.49                   4.51                   4.52
                        100-04+                   4.44                    4.46                   4.47                   4.48
                        100-08+                   4.42                    4.44                   4.44                   4.43
                        100-12+                   4.40                    4.41                   4.40                   4.39
                        100-16+                   4.38                    4.38                   4.37                   4.34
                        100-20+                   4.36                    4.35                   4.33                   4.30
                        100-24+                   4.34                    4.32                   4.30                   4.26
                        100-28+                   4.31                    4.29                   4.26                   4.21
                        101-00+                   4.29                    4.27                   4.22                   4.17
                        101-04+                   4.27                    4.24                   4.19                   4.12

                            WAL                   7.69                    5.49                   4.17                   3.28
                       Mod Durn                   5.76                    4.37                   3.46                   2.81
                 Payment Window          Aug04 - Jun34           Aug04 - Jun34          Aug04 - Jun34          Aug04 - Jun34

------------------------------------------------------------------------------------------------------------------------------------
                      LIBOR_6MO                   1.93                    1.93                   1.93                   1.93
                      LIBOR_1YR                   2.39                    2.39                   2.39                   2.39
                        CMT_1YR                   2.12                    2.12                   2.12                   2.12
------------------------------------------------------------------------------------------------------------------------------------
                         Prepay                 10 CPR                  15 CPR                 20 CPR                 25 CPR
------------------------------------------------------------------------------------------------------------------------------------
            Optional Redemption               Call (N)                Call (N)               Call (N)               Call (N)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
              Price                    35 CPR                  50 CPR                  60 CPR                 70 CPR
------------------------------------------------------------------------------------------------------------------------------------
                                                 Yield                   Yield                  Yield                  Yield
------------------------------------------------------------------------------------------------------------------------------------
                         99-28+                   4.58                    4.55                   4.51                   4.46
                        100-00+                   4.52                    4.46                   4.39                   4.29
                        100-04+                   4.45                    4.36                   4.26                   4.13
                        100-08+                   4.39                    4.26                   4.13                   3.96
                        100-12+                   4.33                    4.16                   4.00                   3.80
                        100-16+                   4.26                    4.07                   3.88                   3.63
                        100-20+                   4.20                    3.97                   3.75                   3.47
                        100-24+                   4.14                    3.87                   3.63                   3.31
                        100-28+                   4.08                    3.78                   3.50                   3.15
                        101-00+                   4.01                    3.68                   3.38                   2.99
                        101-04+                   3.95                    3.58                   3.25                   2.83

                            WAL                   2.21                    1.37                   1.04                   0.79
                       Mod Durn                   1.98                    1.28                   0.98                   0.76
                 Payment Window          Aug04 - Jun34           Aug04 - Apr34          Aug04 - Jun30          Aug04 - Nov24

------------------------------------------------------------------------------------------------------------------------------------
                      LIBOR_6MO                   1.93                    1.93                   1.93                   1.93
                      LIBOR_1YR                   2.39                    2.39                   2.39                   2.39
                        CMT_1YR                   2.12                    2.12                   2.12                   2.12
------------------------------------------------------------------------------------------------------------------------------------
                         Prepay                 35 CPR                  50 CPR                 60 CPR                 70 CPR
------------------------------------------------------------------------------------------------------------------------------------
            Optional Redemption               Call (N)                Call (N)               Call (N)               Call (N)
------------------------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.